UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2006

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-31680 (Commission File Number)	22-2581418 (IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey (Address of principal executive offices)	07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

        On October 27, 2006, Bradley Pharmaceuticals, Inc. (the “Company”) announced that on October 26, 2006, it had entered into a global settlement agreement (“Settlement Agreement”) with Costa Brava Partnership III L.P. (“Costa Brava”). The Settlement Agreement was executed prior to the close of the Company’s 2006 Annual Meeting of Stockholders. Costa Brava owns approximately 9.5% of the Company’s Common Stock.

        Under the terms of the Settlement Agreement, the Company and Costa Brava agreed that (1) based on the preliminary vote estimate at the Annual Meeting, as only Seth Hamot and Douglas Linton received the requisite common stockholder vote to be elected as directors, and in view of the withdrawal of John Ross as a nominee for director, Mr. Hamot and Mr. Linton will appoint William Murphy as the third common stockholder director; (2) in view of the preliminary vote estimate, the Company will separate the position of Chairman of the Board and Chief Executive Officer and will consider a proposal to eliminate the Company’s dual class stock structure, each to occur no later than the earlier of the Company’s 2007 annual meeting of stockholders or June 30, 2007; (3) Costa Brava will dismiss all pending litigation against the Company in Delaware; (4) the Company will pay Costa Brava $1.15 million in full settlement of all litigation claims; and (5) Costa Brava will release the Company from all claims arising prior to the Settlement Agreement.

        This summary of the Settlement Agreement is not complete and is qualified by reference to the entire Settlement Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

        On October 27, 2006, the Company issued a press release announcing the Settlement Agreement.

        A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Number	Description
99.1	Settlement Agreement, dated as of October 26, 2006, by and among between Bradley Pharmaceuticals, Inc. and Costa Brava Partnership III L.P.

99.2	Press Release dated October 27, 2006 with respect to Settlement Agreement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki
R. Brent Lenczycki, CPA Chief Financial Officer and Vice President

Dated: October 27, 2006

EXHIBIT INDEX

Number	Description
99.1	Settlement Agreement, dated as of October 26, 2006, by and among between Bradley Pharmaceuticals, Inc. and Costa Brava Partnership III L.P.

99.2	Press Release dated October 27, 2006 with respect to Settlement Agreement